Exhibit 99.1

Filed by Echo Healthcare Acquisition Corp. (Commission File No. 000-51596)
Pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the
Securities Exchange Act of 1934, as amended

Subject Company: XLNT Veterinary Care, Inc.

For Further Information:

AT ECHO HEALTHCARE:	AT FINANCIAL RELATIONS BOARD:
Joel Kanter	Erin Cox
President and Secretary	General Information
Echo Healthcare Acquisition Corp.	(310) 854-8319
(703) 760-7888	ecox@frbir.com

FOR IMMEDIATE RELEASE

ECHO HEALTHCARE ANNOUNCES XLNT VETERINARY CARE
HIRING OF GENERAL COUNSEL AND SECRETARY

VIENNA, Virginia—July 11, 2007—Echo Healthcare Acquisition Corp. (“Echo” or the “Company”) (OTCBB: EHHA.OB), a blank check company, announced today that XLNT Veterinary Care, Inc. (“XLNT”), a provider of veterinary primary care and specialized services to companion animals through a network of fully-owned veterinary hospitals, has hired George A. Villasana as XLNT’s General Counsel and Corporate Secretary, effective June 12, 2007. Mr. Villasana will oversee the legal affairs and corporate governance of XLNT and will report to Robert Wallace, Chief Executive Officer of XLNT. Echo previously announced on September 11, 2006 that it entered into a definitive agreement to acquire the privately-held XLNT, in a transaction expected to close in the fourth quarter of 2007.

“We are very excited to welcome George Villasana as General Counsel and Corporate Secretary of XLNT,” stated Robert Wallace. “George brings twelve years of corporate law experience to the XLNT team. His experience in corporate law and mergers and acquisitions will serve us well as we move towards joining Echo as a public company and continue to focus on our acquisition strategy.”

Gene Burleson, CEO and Chairman of Echo, added, “We are pleased with the continued expansion of the XLNT management team. The addition of Mr. Villasana further reaffirms our belief that XLNT will be a leader in the rapidly growing and consolidating veterinary industry.”

Most recently, Mr. Villasana served for seven years as the senior corporate counsel of AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer with approximately $19 billion in annual revenues. In this role, Mr. Villasana focused on mergers and acquisitions, SEC reporting and corporate governance matters for the company. Prior to that, Mr. Villasana was a corporate attorney with Holland & Knight, LLP from 1999 to 2000 and with Shutts & Bowen, LLP from 1997 to 1999. From 1995 to 1997, Mr. Villasana served as a staff attorney with the Securities and Exchange Commission in Washington, D.C.

Mr. Villasana holds a LL.M. from Georgetown University Law Center, a J.D. from American University, Washington College of Law, a MAcc from Florida International University and a B.S. in Accounting from The Pennsylvania State University.

About Echo Healthcare Acquisition Corp.

Echo Healthcare Acquisition Corp. is a blank check company that was formed on June 10, 2005 to serve as a vehicle for the acquisition of one or more domestic or international operating businesses in the healthcare industry. On March 22, 2006, Echo consummated its initial public offering (“IPO”) of 6,250,000 Units. On March 27, 2006, the Company consummated the closing of 937,500 additional Units subject to the underwriters' over-allotment option. The 7,187,500 Units sold in the IPO (including the 937,500 Units subject to the underwriters' over-allotment option) were sold at an offering price of $8.00 per Unit, which together with the private placement of the 458,333 warrants to certain stockholders and directors of the Company at an offering price of $1.20 per share, generated total gross proceeds of $58,050,000. Of this amount, $54,947,000 was placed in trust. Echo common stock trades on the OTC Bulletin Board under the symbol EHHA.OB. To learn more about Echo, visit the website at http://www.echohealthcare.com.

About XLNT Veterinary Care, Inc.

XLNT Veterinary Care, Inc. is a provider of veterinary primary care services to companion animals through a network of fully-owned veterinary hospitals. XLNT currently owns and operates 26 veterinary hospitals in the state of California.

Additional Information about the Merger and Where to Find It

Echo plans to file a Registration Statement on Form S-4 with the Securities and Exchange Commission (“SEC”) in connection with the merger, and Echo expects to mail a Proxy Statement/Prospectus to stockholders of Echo concerning the proposed merger transaction. INVESTORS AND SECURITY HOLDERS OF ECHO ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ECHO, XLNT, THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Echo by directing a written request to: Corporate Secretary, Echo Healthcare Acquisition Corp., 8000 Towers Crescent Drive, Suite 1300, Vienna, VA 22182. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

In addition to the Registration Statement and Proxy Statement/Prospectus, Echo files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by Echo at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Echo’s filings with the SEC are also available to the public from commercial document-retrieval services and at the SEC’s web site at www.sec.gov.

Interests of Certain Persons in the Merger

Echo will be soliciting proxies from the stockholders of Echo in connection with the merger and issuance of shares of Echo common stock in the merger. In addition, Morgan Joseph & Co. Inc. (“Morgan Joseph”), Roth Capital Partners, LLC (“Roth”), the directors and executive officers of Echo and the directors, officers and affiliates of XLNT may also be deemed to be participants in the solicitation of proxies. Information about the directors and executive officers of Echo, Morgan Joseph and Roth is set forth in the prospectus filed on March 17, 2006. Information about the directors and executive officers of XLNT as well as updated information about Morgan Joseph, Roth and the directors and officers of Echo will be included in the Proxy Statement/Prospectus. Morgan Joseph, Roth, the directors and executive officers of Echo and XLNT have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of Echo generally. Those interests will be described in greater detail in the Proxy Statement/Prospectus with respect to the merger, which may include potential fees to Morgan Joseph and Roth, employment relationships, potential membership on the Echo Board of Directors, option and stock holdings and indemnification.

Safe Harbor Statement

Except for the historical information contained herein, certain matters discussed in the accompanying interview transcript, including statements as to the expected benefits of the combination of the two companies, future product and service offerings, expected synergies, and timing of closing, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including, but not limited to, the satisfaction of certain conditions to closing of the proposed merger, including the risk that stockholder approval might not be obtained in a timely manner or at all, the ability to successfully integrate the two companies and achieve expected synergies following the merger, the ability of the combined company to successfully acquire, integrate and operate veterinary hospitals and clinics, requirements or changes affecting the businesses in which XLNT is engaged, veterinary services trends, including factors affecting supply and demand, dependence on acquisitions for growth, labor and personnel relations, changing interpretations of generally accepted accounting principles and other risks detailed from time to time in the SEC reports of Echo, including its Form 10-K and 10-Q filings, and its prospectus filed with the SEC on March 17, 2006. These forward-looking statements speak only as of the date hereof. Echo disclaims any intention or obligation to update or revise any forward-looking statements.